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August 31, 2020

The Dixie Group, Inc. 475 Reed Road NW Dalton, Georgia 30720 Attn: Jon Faulkner, Vice President

Ladies and Gentlemen:

Reference hereby is made to that certain Credit Agreement, dated as of September 13, 2011 (as amended, modified and supplemented, the “Credit Agreement”), among THE DIXIE GROUP, INC., a Tennessee corporation (“Dixie”), TDG OPERATIONS, LLC, a Georgia limited liability company, formerly known as Masland Carpets, LLC and successor by merger to Fabrica International, Inc. (“TDG”; together with Dixie, are referred to hereinafter each individually as a “Borrower,” and individually and collectively, jointly and severally, as the “Borrowers”), the lenders from time to time party thereto, and WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”). Capitalized terms used herein but not specifically defined herein shall have the meanings ascribed to them in the Credit Agreement.

Reference hereby is also made to that certain Fourteenth Amendment to Credit Agreement and Second Amendment to Security Agreement (the “Fourteenth Amendment”), dated as of May 14, 2020, by and among Borrowers, Lenders, and Agent.

Pursuant to Section 5.1(c) of the Fourteenth Amendment, on or before June 30, 2020 (or, subject to Agent’s written consent (given or withheld in Agent’s sole discretion) up to ten Business Days after June 30, 2020), Borrowers are required to (a) consummate a Permitted Fixed Asset Loan from Ameristate Bank (“Ameristate”) secured by a Permitted Fixed Asset Lien on certain Real Property as approved by Agent in its Permitted Discretion (such Real Property, the “Specified Real Property”), (b) deliver appraisals with respect to the Specified Real Property, each performed by an appraiser reasonably acceptable to Agent, to Agent, (c) have paid all Net Cash Proceeds of such Permitted Fixed Asset Loan, in the minimum amount equal to $9,000,000, to Agent for application to the Obligations in accordance with the terms of the Credit Agreement, (d) cause Ameristate to execute and deliver a mortgagee’s waiver in form and substance acceptable to Agent, and (e) have satisfied all Partial Release Conditions with respect to such Real Property (the “Ameristate Loan Transaction”). Borrowers have requested that the deadline on which the Ameristate Loan Transaction must have occurred be extended to September 30, 2020.

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Notwithstanding the foregoing requirement set forth in Section 5.1(c) of the Fourteenth Amendment, by their signatures below, Agent and Lenders hereby consent to an extension of the deadline on which the Ameristate Loan Transaction must have occurred to September 30, 2020. Each Borrower, agrees by its signature below that any failure to cause the Ameristate Loan Transaction to occur on or before September 30, 2020, shall constitute an Event of Default under the Credit Agreement.

The consent described in this letter agreement is limited to the matters expressly covered herein and shall be effective only in this specific instance. This consent shall not entitle the Loan Parties to any other or further consent in any similar or other circumstances. The Credit Agreement remains in full force and effect in accordance with its original terms.

    This letter agreement may be executed by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Agent reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature on this letter agreement. This letter agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument. Delivery of an executed counterpart of a signature page of this letter agreement as set forth herein will be as effective as delivery of a manually executed counterpart of the letter agreement. Each of the parties hereto represents and warrants to the other parties that it has the corporate capacity and authority to execute the letter agreement through electronic means and there are no restrictions for doing so in that party’s constitutive documents.

[signatures commence on following page.]

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Very truly yours,
WELLS FARGO CAPITAL FINANCE, LLC, as Agent and a Lender
By: /s/ Zachary S. Buchanan

Name:    Zachary S. Buchanan
Title:    Authorized Signatory

[DIXIE – LETTER CONSENT]

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Acknowledgment and Agreement of the Loan Parties
The undersigned Loan Parties hereby acknowledge and agree to the terms of the foregoing letter agreement.

THE DIXIE GROUP, INC. By: /s/ Allen L. Danzey Name: Allen L. Danzey Title: Chief Financial Officer
TDG OPERATIONS, LLC By: /s/ Allen L. Danzey Name: Allen L. Danzey Title: President/ Chief Manager

[DIXIE – LETTER CONSENT}

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Acknowledgment and Agreement of Co-Lender
The undersigned Lender hereby acknowledges and agrees to the terms of the foregoing letter agreement.

BANK OF AMERICA, N.A.,
as a Lender

By:    /s/ Todd Tarrance
Name:    Todd Tarrance
Title:    Vice President

[DIXIE – LETTER CONSENT]